Income Taxes - Summary of the Detail of Income Tax Expense for the Periods (Detail) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
Current:
US			$ 15,244	$ 8,469
Korea			1,928	2,367
Total Current Taxes			17,172	10,836
Deferred:
US			5,105	5,278
Korea			(683)	(2,572)
Total Deferred Taxes	$ 1,925	$ 1,483	4,422	2,706
Total Income Tax Expense	$ 6,691	$ 3,628	$ 21,594	$ 13,542